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                                                                 Exhibit 23.1



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-61353) of UniCapital Corporation of our report dated February 3, 2000, except for Note 24, as to which the date is March 28, 2000 relating to the financial statements, which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP


Fort Lauderdale, Florida
March 30, 2000